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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 14, 1999



Mobil Oil Corporation Employee                        Mobil Corporation
Stock Ownership Plan Trust                         A Delaware Corporation
    A New York Trust



    DELAWARE                       1-7555                       13-2850309
(State or other           (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



                               3225 Gallows Road
                          Fairfax, Virginia 22037-0001
                           Telephone: (703) 846-3000
                    (Address of principal executive offices)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.



     (C)  Exhibits.



     In connection with the Registration Statement on Form S-3 (No. 333-67123), the following Exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:



     1-c  Form of Sale and Distribution Agreement.



     4-d  Form of Fixed Rate Medium-Term Note.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




REGISTRANT    MOBIL OIL CORPORATION EMPLOYEE

                    STOCK OWNERSHIP PLAN TRUST
                    By Bankers Trust Company, not in its
                    individual capacity but solely as Trustee




BY                /s/ Yolanda I. Diaz
NAME AND TITLE    Yolanda I. Diaz, Vice President
DATE              June 14, 1999



REGISTRANT    MOBIL CORPORATION



BY                /s/ Gordon G. Garney
NAME AND TITLE    Gordon G. Garney, Senior Assistant Secretary
DATE              June 14, 1999
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                                 EXHIBIT INDEX



EXHIBIT                                                        SUBMISSION MEDIA
-------                                                        ----------------

1-c  Form of Sale and Distribution Agreement                         Electronic

4-d  Form of Fixed Rate Medium Term Note                             Electronic